--------------------------------------------------------------------------------
                             PMA Capital Corporation
                             Statistical Supplement
                              Second Quarter - 2004
--------------------------------------------------------------------------------

                                Table of Contents
                                -----------------

                                                                           Page
Consolidated Highlights:
Selected Financial Data - Second Quarter                                      1
Selected Financial Data - Year-to-date                                        2
Consolidated Statements of Operations - Per Share Data                        3
Consolidated Statements of Operations - Second Quarter                        5
Consolidated Statements of Operations - Year-to-date                          6
Consolidated Balance Sheets                                                   7
Invested Assets and Net Investment Income; Debt                               8
Other Assets and Liabilities; Balance Sheet Impact of
 Commutations & Novations - Run-off Operations                                9

Segment Information:
Statements of Operations - Consolidating - Year-to-date             11  -    12
Statements of Operations - Consolidating - Second Quarter           13  -    14
Statements of Operations - PMA Insurance Group                               15
Insurance Ratios - PMA Insurance Group                                       16
Statements of Operations - Run-off Operations                                17
Statements of Operations - Corporate & Other                                 18

Operating Cash Flow Information:
Operating Cash Flows - Consolidated                                          19
Operating Cash Flows - PMA Insurance Group                                   20
Operating Cash Flows - Run-off Operations                                    21

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool                22

Other Information:
Industry Ratings and Market Information                                      23

Legend:
NM - Not Meaningful
NA - Not Applicable


        Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments. Accordingly, we report operating income by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income
        (loss) as the measure of financial performance for our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income
        (loss).


                                                      PMA Capital Corporation
                                                      Selected Financial Data
                                       (Dollar Amounts in Thousands, Except Per Share Data)


                                                       2nd         3rd         4th         1st         2nd        % Change
                                                     Quarter     Quarter     Quarter     Quarter     Quarter         2nd
                                                      2003        2003        2003        2004        2004         Quarter
                                                    ------------------------------------------------------------------------

Net Premiums Written by Segment:
     PMA Insurance Group                            $ 119,440   $ 149,130   $ 140,784   $ 135,286    $ 81,962        -31.4%
     Run-off Operations 1                             171,340     136,381     124,853      23,362     (78,864)          NM
     Corporate & Other                                   (124)       (228)       (180)       (150)       (225)       -81.5%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   Net premiums written                             $ 290,656   $ 285,283   $ 265,457   $ 158,498    $  2,873        -99.0%
                                                    ==========  ==========  ==========  ==========  ==========   ===========

Major Components of Net Income (Loss):
   Pre-tax operating income (loss) by segment:
     PMA Insurance Group                              $ 6,838     $ 7,345      $ (982)    $ 6,559     $ 2,809        -58.9%
     Run-off Operations 1                              13,072    (113,701)     11,706       8,946         624        -95.2%
     Corporate & Other                                 (5,532)     (6,228)     (6,288)     (5,312)     (5,506)         0.5%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   Pre-tax operating income (loss)                     14,378    (112,584)      4,436      10,193      (2,073)           NM
   Net realized investment gains                        4,451       1,392       3,582       8,600       2,248        -49.5%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   Pre-tax income (loss)                               18,829    (111,192)      8,018      18,793         175        -99.1%
   Income tax expense (benefit)                         6,662     (14,786)     28,050       6,640         111        -98.3%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   Net income (loss)                                 $ 12,167   $ (96,406)  $ (20,032)   $ 12,153        $ 64        -99.5%
                                                    ==========  ==========  ==========  ==========  ==========   -----------
   After-tax operating income (loss)                  $ 9,274   $ (97,311)  $ (22,360)    $ 6,563    $ (1,397)           NM
                                                    ==========  ==========  ==========  ==========  ==========   ===========

Diluted Earnings (Loss) Per Share:
   Net income (loss)                                   $ 0.39     $ (3.08)    $ (0.64)     $ 0.35         $ -       -100.0%
   Less the impact of:
   Realized gains after tax                              0.09        0.03        0.07        0.15        0.04        -55.6%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   After-tax operating income (loss)                   $ 0.30     $ (3.11)    $ (0.71)     $ 0.20     $ (0.04)           NM
                                                    ==========  ==========  ==========  ==========  ==========   ===========

Capitalization:
   Debt                                             $ 176,250   $ 186,250   $ 187,566   $ 187,566   $ 187,566          6.4%
   Shareholders' equity excluding FAS 115 unrealized
    gain                                              565,081     465,943     432,284     445,273     443,634        -21.5%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   Total capitalization excluding FAS 115 unrealized
    gain                                              741,331     652,193     619,850     632,839     631,200        -14.9%
   FAS 115 unrealized gain                             52,666      37,830      31,383      40,818          29        -99.9%
                                                    ----------  ----------  ----------  ----------  ----------   -----------
   Total capitalization including FAS 115 unrealized
    gain                                            $ 793,997   $ 690,023   $ 651,233   $ 673,657   $ 631,229        -20.5%
                                                    ==========  ==========  ==========  ==========  ==========   ===========

Book Value Per Share:
   Excluding FAS 115 unrealized gain                  $ 18.04     $ 14.87     $ 13.80     $ 14.21     $ 14.00        -22.4%
   Including FAS 115 unrealized gain                  $ 19.72     $ 16.08     $ 14.80     $ 15.51     $ 14.00        -29.0%

Debt to Total Capital:
   Excluding FAS 115 unrealized gain                    23.8%       28.6%       30.2%       29.6%       29.7%         24.8%
   Including FAS 115 unrealized gain                    22.2%       27.0%       28.8%       27.8%       29.7%         33.8%

Interest Coverage:
   Income before interest and income taxes
       to interest expense                               9.46          NM          NM        7.39        1.06        -88.8%

   Operating income before interest and income taxes
       to interest expense                               7.46          NM          NM        4.47        0.30        -96.0%






1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                       PMA Capital Corporation
                                                       Selected Financial Data
                                        (Dollar Amounts in Thousands, Except Per Share Data)

                                                                                   Six            Six            % Change
                                                                                 Months          Months            Six
                                                                                  2004           2003            Months
                                                                              ----------------------------------------------

Net Premiums Written by Segment:
     PMA Insurance Group                                                         $ 217,248      $  313,679           -30.7%
     Run-off Operations 1                                                          (55,502)        328,215               NM
     Corporate & Other                                                                (375)           (380)            1.3%
                                                                              -------------  --------------   --------------
   Net premiums written                                                          $ 161,371      $  641,514           -74.8%
                                                                              =============  ==============   ==============

Major Components of Net Income:
   Pre-tax operating income (loss) by segment:
     PMA Insurance Group                                                         $   9,368      $   15,178           -38.3%
     Run-off Operations 1                                                            9,570          21,619           -55.7%
     Corporate & Other                                                             (10,818)        (10,175)           -6.3%
                                                                              -------------  --------------   --------------
   Pre-tax operating income                                                          8,120          26,622           -69.5%
   Net realized investment gains                                                    10,848           8,806            23.2%
                                                                              -------------  --------------   --------------
   Pre-tax income                                                                   18,968          35,428           -46.5%
   Income tax expense                                                                6,751          12,559           -46.2%
                                                                              -------------  --------------   --------------
   Net income                                                                    $  12,217      $   22,869           -46.6%
                                                                              =============  ==============   ==============
   After-tax operating income                                                    $   5,166      $   17,145           -69.9%
                                                                              =============  ==============   ==============

Diluted Earnings Per Share:
   Net income                                                                    $    0.36      $     0.73           -50.7%
   Less the impact of:
    Realized gains after tax                                                          0.19            0.18             5.6%
                                                                              -------------  --------------   --------------
   After-tax operating income                                                    $    0.17      $     0.55           -69.1%
                                                                              =============  ==============   ==============




1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                          PMA Capital Corporation
                                           Consolidated Statements of Operations - Per Share Data


                                         2nd          3rd           4th           1st          2nd          Six          Six
                                       Quarter      Quarter       Quarter       Quarter      Quarter      Months       Months
                                        2003         2003          2003          2004         2004         2004         2003
                                     ---------------------------------------------------------------------------------------------

Diluted Earnings (Loss) Per Share:

Net income (loss)                    $      0.39   $    (3.08)    $   (0.64)    $    0.35      $   -       $   0.36       $ 0.73
                                     ============ ============= ============= ============ ============ ============ ============

Pre-tax operating income (loss)      $      0.46   $    (3.59)    $    0.14     $    0.30      $ (0.07)    $   0.27       $ 0.85
                                     ============ ============= ============= ============ ============ ============ ============

After-tax operating income (loss)    $      0.30   $    (3.11)    $   (0.71)    $    0.20      $ (0.04)    $   0.17       $ 0.55
                                     ============ ============= ============= ============ ============ ============ ============

Diluted weighted average common
    shares outstanding                31,331,197   31,328,965    31,333,881    36,644,561   31,741,827   36,798,188   31,340,482
                                     ============ ============= ============= ============ ============ ============ ============

----------------------------------------------------------------------------------------------------------------------------------


Dividends declared:
        Class A Common stock              $ 0.105   $   0.105     $   -         $   -          $  -         $  -          $ 0.21

Actual common shares issued
    and outstanding                    31,328,922  31,329,063    31,334,403    31,334,403   31,692,351   31,692,351   31,328,922
                                     ============ ============= ============= ============= ============ ============ ============

----------------------------------------------------------------------------------------------------------------------------------

Class A Common Stock prices:
        High                              $ 12.30     $ 12.85       $ 14.17        $ 6.66       $ 9.00       $ 9.00      $ 15.00
        Low                                $ 6.44     $ 11.71       $  3.97        $ 4.78       $ 6.26       $ 4.78       $ 6.44
        Close                             $ 12.12     $ 12.53       $  5.12        $ 6.07       $ 9.00       $ 9.00      $ 12.12



                       THIS PAGE INTENTIONALLY LEFT BLANK


                                                 PMA Capital Corporation
                                          Consolidated Statements of Operations
                                                     (In Thousands)


                                                   2nd          3rd         4th          1st         2nd        % Change
                                                 Quarter      Quarter     Quarter      Quarter     Quarter         2nd
                                                  2003         2003        2003         2004        2004         Quarter
                                                --------------------------------------------------------------------------

Gross Premiums Written                           $ 361,899   $  352,380   $ 295,671   $  157,860   $  24,449        -93.2%
                                                ==========  ===========  ==========  =========== ===========    ==========

Net Premiums Written                             $ 290,656   $  285,283   $ 265,457   $  158,498   $   2,873        -99.0%
                                                ==========  ===========  ==========  =========== ===========    ==========

Revenues:
Net premiums earned                              $ 285,622     $293,482   $ 344,991     $206,269   $ 118,348        -58.6%
Net investment income                               17,780       17,167      16,331       16,758      14,807        -16.7%
Net realized investment gains                        4,451        1,392       3,582        8,600       2,248        -49.5%
Other revenues                                       4,766        4,147       4,466        5,738       4,680         -1.8%
                                                ----------  -----------  ----------  ----------- -----------    ----------
     Total revenues                                312,619      316,188     369,370      237,365     140,083        -55.2%
                                                ----------  -----------  ----------  ----------- -----------    ----------

Expenses:
Losses and loss adjustment expenses                193,074      335,789     266,899      142,190      87,471        -54.7%
Acquisition expenses                                72,215       63,221      64,790       47,235      24,968        -65.4%
Operating expenses                                  24,222       23,327      32,251       24,779      23,563         -2.7%
Dividends to policyholders                           2,054        2,090      (5,539)       1,429         946        -53.9%
Interest expense                                     2,225        2,953       2,951        2,939       2,960         33.0%
                                                ----------  -----------  ----------  ----------- -----------    ----------
     Total losses and expenses                     293,790      427,380     361,352      218,572     139,908        -52.4%
                                                ----------  -----------  ----------  ----------- -----------    ----------

Pre-tax income (loss)                               18,829     (111,192)      8,018       18,793         175        -99.1%
                                                ----------  -----------  ----------  ----------- -----------    ----------

Income tax expense (benefit):
     Current                                           221         (221)       -             325          64        -71.0%
     Deferred                                        6,441      (14,565)     28,050        6,315          47        -99.3%
                                                ----------  -----------  ----------  ----------- -----------    ----------

Total income tax expense (benefit)                   6,662      (14,786)     28,050        6,640         111        -98.3%
                                                ----------  -----------  ----------  ----------- -----------    ----------

Net income (loss)                                 $ 12,167     $(96,406)   $(20,032)    $ 12,153        $ 64        -99.5%
                                                ==========  ===========  ==========  =========== ===========    ==========

Pre-tax operating income (loss)                   $ 14,378    $(112,584)    $ 4,436     $ 10,193    $ (2,073)           NM
                                                ==========  ===========  ==========  =========== ===========    ==========

After-tax operating income (loss)                  $ 9,274    $ (97,311)   $(22,360)     $ 6,563    $ (1,397)           NM
                                                ==========  ===========  ==========  =========== ===========    ==========




                                                  PMA Capital Corporation
                                           Consolidated Statements of Operations
                                                      (In Thousands)

                                                                                   Six            Six            % Change
                                                                                  Months         Months             Six
                                                                                   2004           2003             Months
                                                                               ---------------------------------------------

Gross Premiums Written                                                            $ 182,309      $ 781,593           -76.7%
                                                                               =============  =============     ============

Net Premiums Written                                                              $ 161,371      $ 641,514           -74.8%
                                                                               =============  =============     ============

Revenues:
Net premiums earned                                                               $ 324,617      $ 559,692           -42.0%
Net investment income                                                                31,565         35,425           -10.9%
Net realized investment gains                                                        10,848          8,806            23.2%
Other revenues                                                                       10,418         11,766           -11.5%
                                                                               -------------  -------------     ------------
     Total revenues                                                                 377,448        615,689           -38.7%
                                                                               -------------  -------------     ------------

Expenses:
Losses and loss adjustment expenses                                                 229,661        395,659           -42.0%
Acquisition expenses                                                                 72,203        128,435           -43.8%
Operating expenses                                                                   48,342         48,094             0.5%
Dividends to policyholders                                                            2,375          4,090           -41.9%
Interest expense                                                                      5,899          3,983            48.1%
                                                                               -------------  -------------     ------------
     Total losses and expenses                                                      358,480        580,261           -38.2%
                                                                               -------------  -------------     ------------

Pre-tax income                                                                       18,968         35,428           -46.5%
                                                                               -------------  -------------     ------------

Income tax expense:
     Current                                                                            389            221            76.0%
     Deferred                                                                         6,362         12,338           -48.4%
                                                                               -------------  -------------     ------------

Total income tax expense                                                              6,751         12,559           -46.2%
                                                                               -------------  -------------     ------------

Net income                                                                         $ 12,217       $ 22,869           -46.6%
                                                                               =============  =============     ============

Pre-tax operating income                                                            $ 8,120       $ 26,622           -69.5%
                                                                               =============  =============     ============

After-tax operating income                                                          $ 5,166       $ 17,145           -69.9%
                                                                               =============  =============     ============




                                                 PMA Capital Corporation
                                               Consolidated Balance Sheets
                                                      (In Thousands)


                                                        2nd            3rd            4th           1st            2nd
                                                      Quarter        Quarter        Quarter       Quarter        Quarter
                                                       2003           2003           2003          2004           2004
                                                    -----------------------------------------------------------------------

Assets:
Investments in fixed maturities available for sale  $ 1,741,879    $ 1,807,977    $ 1,854,555   $ 1,825,076    $ 1,469,027
Short-term investments                                  282,366        187,320        151,332        98,385         88,664
Short-term investments, loaned securities collateral    185,566        113,978          6,300       112,689        129,999
Cash                                                     12,556         34,954         28,963        22,311         66,100
                                                    --------------------------------------------------------  -------------
     Total investments and cash                       2,222,367      2,144,229      2,041,150     2,058,461      1,753,790

Accrued investment income                                19,357         23,764         20,870        22,820         17,913
Premiums receivable                                     394,065        379,041        364,125       316,771        249,112
Reinsurance receivables                               1,307,506      1,252,928      1,220,320     1,145,314      1,210,765
Deferred income taxes                                    70,928         93,181         76,962        65,114         88,250
Deferred acquisition costs                              108,740        105,089         83,975        71,631         41,321
Funds held by reinsureds                                165,533        153,263        124,695        96,147         84,487
Other assets                                            249,110        255,292        255,861       231,600        248,578
                                                    ------------  -------------  -------------  ------------  -------------
     Total assets                                   $ 4,537,606    $ 4,406,787    $ 4,187,958   $ 4,007,858    $ 3,694,216
                                                    ============  =============  =============  ============  =============

Liabilities:
Unpaid losses and loss adjustment expenses          $ 2,430,276    $ 2,486,776    $ 2,541,318   $ 2,438,509    $ 2,292,281
Unearned premiums                                       499,960        490,461        403,708       332,391        216,155
Debt                                                    176,250        186,250        187,566       187,566        187,566
Accounts payable, accrued expenses
     and other liabilities                              301,049        297,028        314,830       282,422        277,457
Funds held under reinsurance treaties                   311,081        313,688        262,105       159,913        138,976
Dividends to policyholders                               15,669         14,851          8,479         8,292          8,121
Payable under securities loan agreements                185,574        113,960          6,285       112,674        129,997
                                                    ------------  -------------  -------------  ------------  -------------
     Total liabilities                                3,919,859      3,903,014      3,724,291     3,521,767      3,250,553
                                                    ------------  -------------  -------------  ------------  -------------

Shareholders' Equity:
Class A Common stock                                    171,090        171,090        171,090       171,090        171,090
Additional paid-in capital                              109,331        109,331        109,331       109,331        109,331
Retained earnings                                       335,304        235,607        216,115       228,268        223,442
Accumulated other comprehensive income (loss)            54,621         40,341         19,622        29,894        (13,160)
Notes receivable from officers                              (64)           (64)           (65)          (66)           (59)
Treasury stock, at cost                                 (52,535)       (52,532)       (52,426)      (52,426)       (45,261)
Unearned restricted stock compensation                        -              -              -             -         (1,720)
                                                    ------------  -------------  -------------  ------------  -------------
     Total shareholders' equity                         617,747        503,773        463,667       486,091        443,663
                                                    ------------  -------------  -------------  ------------  -------------
     Total liabilities and shareholders' equity     $ 4,537,606    $ 4,406,787    $ 4,187,958   $ 4,007,858    $ 3,694,216
                                                    ============  =============  =============  ============  =============





                                                 PMA Capital Corporation
                                        Invested Assets and Net Investment Income
                                                  (Dollars in Thousands)


                                           2nd         3rd         4th         1st        2nd           Six         Six
                                         Quarter     Quarter     Quarter     Quarter    Quarter        Months      Months
                                          2003        2003        2003        2004       2004          2004        2003
                                      --------------------------------------------------------------------------------------

Total Investments & Cash
As reported                           $ 2,222,367 $ 2,144,229 $ 2,041,150 $ 2,058,461 $1,753,790   $ 1,753,790 $ 2,222,367
Less:
    Securities lending activity           185,574     113,960       6,285     112,674    129,997       129,997     185,574
    Unrealized gain                        81,025      58,200      48,282      62,797         45            45      81,025
                                       ----------- ----------- ----------- ----------- -----------   ----------- ----------
    Total adjusted investments & cash $ 1,955,768 $ 1,972,069 $ 1,986,583 $ 1,882,990 $1,623,748   $ 1,623,748 $ 1,955,768
                                       =========== =========== =========== =========== ===========   =========== ==========
Net Investment Income
As reported                              $ 17,780    $ 17,167    $ 16,331    $ 16,758   $ 14,807      $ 31,565    $ 35,425
Funds held:
     Assumed                                1,940       1,316        (296)        (13)       109            96       2,976
     Ceded                                 (3,567)     (3,551)     (3,427)     (2,222)    (3,962)       (6,184)     (7,426)
                                       ----------- ----------- ----------- ----------- -----------   ----------- ----------
Total funds held                           (1,627)     (2,235)     (3,723)     (2,235)    (3,853)       (6,088)     (4,450)
                                       ----------- ----------- ----------- ----------- -----------   ----------- ----------
    Total adjusted investment income     $ 19,407    $ 19,402    $ 20,054    $ 18,993   $ 18,660      $ 37,653    $ 39,875
                                       =========== =========== =========== =========== ===========   =========== ==========
Yield
As reported                                 3.41%        3.15%       3.12%       3.27%      3.11%         3.24%       3.51%
Investment portfolio                        4.14%        3.95%       4.05%       3.93%      4.10%         4.02%       4.29%
Duration (in years)                          3.8          3.9         3.9         3.7        3.4           3.4         3.8

-----------------------------------------------------------------------------------------------------------------------------------

                                                 PMA Capital Corporation
                                                           Debt
                                                  (Dollars in Thousands)

                                       Amount
                                       Outstanding   Maturity
                                       -----------   --------

    4.25% convertible debt               $ 86,250        2022 (1)
    Trust preferred debt (2)               43,816        2033
    8.50% senior notes                     57,500        2018
                                       ----------
    Total longterm debt                 $ 187,566
                                      ===========

(1) Holders of the Convertible Debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

(2) Weighted average interest rate on trust preferred debt is 5.47% as of June 30, 2004.


                                       8





                                                 PMA Capital Corporation
                                               Other Assets and Liabilities
                                                  (Dollars in Millions)

   Other Assets                    6/30/2004      Other Liabilities                       6/30/2004
   ------------                    ---------      -----------------                       ---------

   Deposit assets (FASB #113)         $ 49.2      Deposit liabilities (FASB #113)            $ 68.5
   Return premiums receivable           39.5      Escrow liabilities                           32.3
   Receivables selfinsured &                      Pension liabilities                          31.1
       large deductible clients         29.1      Premium surcharges                           30.3
   PP&E                                 28.8      Ceded premiums payable                       29.3
   Prepaid pension asset                20.1      Premium taxes and other assessments          18.1
   Escrow                               19.6      Accrued postretirement benefits              13.6
   Investment in Cathedral              11.5 (1)  Accrued commissions                           9.2
   Other                                50.8      Accounts payable and other liabilities       45.1
                                   ---------                                              ---------
   Total:                            $ 248.6      Total:                                    $ 277.5
                                   =========                                              =========








                                       PMA Capital Corporation
               Balance Sheet Impact of Commutations & Novations  Runoff Operations (1)
                                        (Dollars in Thousands)


                                                                  2nd Quarter 2004
   Assets                                              Assumed            Ceded             Total
   ------                                              -------            -----             -----
   Reinsurance receivables                             $    -           $  -             $  -
   Funds held by reinsureds                               (5,134)          -                (5,134)
   Other assets                                              813           -                   813

   Liabilities
   -----------
   Unpaid loss and loss adjustment expenses            $ (60,261)       $  -             $ (60,261)
   Unearned premiums                                        (668)          -                  (668)
   Funds held under reinsurance treaties                    (555)          -                  (555)


                                                                   Six Months 2004
   Assets                                              Assumed            Ceded             Total
   ------                                              -------            -----             -----
   Reinsurance receivables                            $     -            $ (58,926)      $ (58,926)
   Funds held by reinsureds                              (32,267)                          (32,267)
   Other assets                                              813           (22,170)        (21,357)

   Liabilities
   -----------
   Unpaid loss and loss adjustment expenses           $ (155,965)        $    -         $ (155,965)
   Unearned premiums                                     (28,858)             -            (28,858)
   Funds held under reinsurance treaties                  (2,737)          (70,438)        (73,175)

(1)In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Runoff Operations.  Runoff
   Operations also includes the results of our former excess and surplus lines segment, Caliber One.






                                       9


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





                                                  PMA Capital Corporation
                                         Statements of Operations - Consolidating
                                              Six Months Ended June 30, 2004
                                                      (In Thousands)

                                                       PMA
                                                    Insurance          Corporate          Run-off
                                                      Group            & Other (1)       Operations (2)      Consolidated
                                                ----------------------------------------------------------------------------

Gross Premiums Written                                 $ 240,886             $ (375)        $ (58,202)            $ 182,309
                                                =================  =================  ================  ====================

Net Premiums Written                                   $ 217,248             $ (375)        $ (55,502)            $ 161,371
                                                =================  =================  ================  ====================

Revenues:
Net premiums earned                                    $ 249,938             $ (375)         $ 75,054             $ 324,617
Net investment income                                     16,392                617            14,556                31,565
Other revenues                                            10,124                294                 -                10,418
                                                -----------------  -----------------  ----------------  --------------------
     Operating revenues                                  276,454                536            89,610               366,600
                                                -----------------  -----------------  ----------------  --------------------

Losses and Expenses:
Losses and loss adjustment expenses                      186,903                  -            42,758               229,661
Acquisition expenses                                      45,652                  -            26,551                72,203
Operating expenses                                        32,156              5,455            10,731                48,342
Dividends to policyholders                                 2,375                  -                 -                 2,375
                                                -----------------  -----------------  ----------------  --------------------
     Total losses and expenses                           267,086              5,455            80,040               352,581
                                                -----------------  -----------------  ----------------  --------------------

Operating income (loss) before income taxes
     and interest expense                                  9,368             (4,919)            9,570                14,019

Interest expense                                               -              5,899                 -                 5,899
                                                -----------------  -----------------  ----------------  --------------------

Pre-tax operating income (loss)                          $ 9,368          $ (10,818)          $ 9,570                 8,120
                                                =================  =================  ================

Net realized investment gains                                                                                        10,848
                                                                                                        --------------------

Pre-tax income                                                                                                     $ 18,968
                                                                                                        ====================


 (1)   Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 (2)   In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Run-off Operations.  Run-off
       Operations also includes the results of our former excess and surplus lines segment, Caliber One.




                                       11





                                                 PMA Capital Corporation
                                         Statements of Operations - Consolidating
                                              Six Months Ended June 30, 2003
                                                      (In Thousands)


                                                     PMA
                                                  Insurance          Corporate          Run-off
                                                    Group            & Other (1)       Operations (2)       Consolidated
                                               ----------------------------------------------------------------------------

Gross Premiums Written                               $ 347,689             $ (380)        $ 434,284              $ 781,593
                                               ================  =================  ================  =====================

Net Premiums Written                                 $ 313,679             $ (380)        $ 328,215              $ 641,514
                                               ================  =================  ================  =====================

Revenues:
Net premiums earned                                  $ 250,591             $ (380)        $ 309,481              $ 559,692
Net investment income                                   16,474              1,083            17,868                 35,425
Other revenues                                           9,008                258             2,500                 11,766
                                               ----------------  -----------------  ----------------  ---------------------
     Operating revenues                                276,073                961           329,849                606,883
                                               ----------------  -----------------  ----------------  ---------------------

Losses and Expenses:
Losses and loss adjustment expenses                    183,236                  -           212,423                395,659
Acquisition expenses                                    42,406                  -            86,029                128,435
Operating expenses                                      31,163              7,153             9,778                 48,094
Dividends to policyholders                               4,090                  -                 -                  4,090
                                               ----------------  -----------------  ----------------  ---------------------
     Total losses and expenses                         260,895              7,153           308,230                576,278
                                               ----------------  -----------------  ----------------  ---------------------

Operating income (loss) before income taxes
     and interest expense                               15,178             (6,192)           21,619                 30,605

Interest expense                                             -              3,983                 -                  3,983
                                               ----------------  -----------------  ----------------  ---------------------

Pre-tax operating income (loss)                       $ 15,178          $ (10,175)         $ 21,619                 26,622
                                               ================  =================  ================

Net realized investment gains                                                                                        8,806
                                                                                                      ---------------------

Pre-tax income                                                                                                    $ 35,428
                                                                                                      =====================

 (1) Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 (2) In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Run-off Operations.  Run-off
     Operations also includes the results of our former excess and surplus lines segment, Caliber One.






                                            PMA Capital Corporation
                                    Statements of Operations - Consolidating
                                        Three Months Ended June 30, 2004
                                                 (In Thousands)

                                                   PMA
                                                Insurance        Corporate          Run-off
                                                  Group          & Other (1)      Operations (2)     Consolidated
                                             --------------------------------------------------------------------

Gross Premiums Written                             $ 94,400            $ (225)       $ (69,726)         $ 24,449
                                             ===============  ================  ===============  ================

Net Premiums Written                               $ 81,962            $ (225)       $ (78,864)          $ 2,873
                                             ===============  ================  ===============  ================

Revenues:
Net premiums earned                               $ 118,288            $ (225)           $ 285         $ 118,348
Net investment income                                 8,364               273            6,170            14,807
Other revenues                                        4,389               291                -             4,680
                                             ---------------  ----------------  ---------------  ----------------
    Operating revenues                              131,041               339            6,455           137,835
                                             ---------------  ----------------  ---------------  ----------------

Losses and Expenses:
Losses and loss adjustment expenses                  88,072                 -             (601)           87,471
Acquisition expenses                                 22,620                 -            2,348            24,968
Operating expenses                                   16,594             2,885            4,084            23,563
Dividends to policyholders                              946                 -                -               946
                                             ---------------  ----------------  ---------------  ----------------
    Total losses and expenses                       128,232             2,885            5,831           136,948
                                             ---------------  ----------------  ---------------  ----------------

Operating income (loss) before income taxes
    and interest expense                              2,809            (2,546)             624               887

Interest expense                                          -             2,960                -             2,960
                                             ---------------  ----------------  ---------------  ----------------

Pre-tax operating income (loss)                     $ 2,809          $ (5,506)           $ 624            (2,073)
                                             ===============  ================  ===============

Net realized investment gains                                                                              2,248
                                                                                                 ----------------

Pre-tax income                                                                                             $ 175
                                                                                                 ================

 (1) Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 (2) In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Run-off Operations.  Run-off
     Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                 PMA Capital Corporation
                                         Statements of Operations - Consolidating
                                             Three Months Ended June 30, 2003
                                                      (In Thousands)

                                                   PMA
                                                Insurance        Corporate          Run-off
                                                  Group          & Other (1)      Operations (2)    Consolidated
                                             --------------------------------------------------------------------

Gross Premiums Written                            $ 133,968            $ (124)       $ 228,055         $ 361,899
                                             ===============  ================  ===============  ================

Net Premiums Written                              $ 119,440            $ (124)       $ 171,340         $ 290,656
                                             ===============  ================  ===============  ================

Revenues:
Net premiums earned                               $ 134,350            $ (124)       $ 151,396         $ 285,622
Net investment income                                 8,203               470            9,107            17,780
Other revenues                                        4,577               189                -             4,766
                                             ---------------  ----------------  ---------------  ----------------
    Operating revenues                              147,130               535          160,503           308,168
                                             ---------------  ----------------  ---------------  ----------------

Losses and Expenses:
Losses and loss adjustment expenses                  99,201                 -           93,873           193,074
Acquisition expenses                                 22,824                 -           49,391            72,215
Operating expenses                                   16,213             3,842            4,167            24,222
Dividends to policyholders                            2,054                 -                -             2,054
                                             ---------------  ----------------  ---------------  ----------------
    Total losses and expenses                       140,292             3,842          147,431           291,565
                                             ---------------  ----------------  ---------------  ----------------

Operating income (loss) before income taxes
    and interest expense                              6,838            (3,307)          13,072            16,603

Interest expense                                          -             2,225                -             2,225
                                             ---------------  ----------------  ---------------  ----------------

Pre-tax operating income (loss)                     $ 6,838          $ (5,532)        $ 13,072            14,378
                                             ===============  ================  ===============

Net realized investment gains                                                                              4,451
                                                                                                 ----------------

Pre-tax income                                                                                          $ 18,829
                                                                                                 ================


 (1)  Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.
 (2)  In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.  As a result of this decision, the results of PMA Re are reported as Run-off Operations.  Run-off
      Operations also includes the results of our former excess and surplus lines segment, Caliber One.




                                                              PMA Capital Corporation
                                                  Statements of Operations - PMA Insurance Group
                                                           (Dollar Amounts in Thousands)

                             -----------                                        --------   ---------
                                 2nd         3rd        4th        1st         2nd        Six       Six    % Change   % Change
                               Quarter     Quarter    Quarter    Quarter     Quarter    Months     Months     2nd        Six
                                2003        2003       2003       2004        2004       2004      2003     Quarter     Months
                             ------------------------------------------------------------------------------------------------

Gross Premiums Written        $ 133,968  $ 169,258  $ 161,487  $ 146,486   $  94,400  $ 240,886  $ 347,689  -29.5%     -30.7%
                             =========== ========== ========== ==========  ========== ========== ========= =======  =========

Net Premiums Written          $ 119,440  $ 149,130  $ 140,784  $ 135,286   $  81,962  $ 217,248  $ 313,679  -31.4%     -30.7%
                             =========== ========== ========== ==========  ========== ========== ========= =======  =========

Revenues:
Net premiums earned           $ 134,350  $ 141,967  $ 177,474  $ 131,650   $ 118,288  $ 249,938    250,591  -12.0%      -0.3%
Net investment income             8,203      8,134      8,299      8,028       8,364     16,392     16,474    2.0%      -0.5%
Other revenues                    4,577      4,078      4,407      5,735       4,389     10,124      9,008   -4.1%      12.4%
                             ----------- ---------- ---------- ----------  ---------- ---------- --------- -------  ---------
    Total revenues              147,130    154,179    190,180    145,413     131,041    276,454    276,073  -10.9%       0.1%
                             ----------- ---------- ---------- ----------  ---------- ---------- --------- -------  ---------

Losses and Expenses:
Losses and loss adjustment
 expenses                        99,201    105,197    154,069     98,831      88,072    186,903    183,236  -11.2%       2.0%
Acquisition expenses             22,824     23,815     24,354     23,032      22,620     45,652     42,406   -0.9%       7.7%
Operating expenses               16,213     15,732     18,278     15,562      16,594     32,156     31,163    2.3%       3.2%
Dividends to policyholders        2,054      2,090     (5,539)     1,429         946      2,375      4,090  -53.9%     -41.9%
                             ----------- ---------- ---------- ----------  ---------- ---------- --------- -------  ---------
    Total losses and expenses   140,292    146,834    191,162    138,854     128,232    267,086    260,895   -8.6%       2.4%
                             ----------- ---------- ---------- ----------  ---------- ---------- --------- -------  ---------

Pre-tax operating income
 (loss)                         $ 6,838    $ 7,345     $ (982)   $ 6,559     $ 2,809    $ 9,368  $ 15,178   -58.9%     -38.3%
                             =========== ========== ========== ==========   ========== ======== ========== =======  =========



                                                                    PMA Capital Corporation
                                                             Insurance Ratios - PMA Insurance Group

                                 2nd       3rd       4th       1st        2nd       Six      Six       Point Chg.     Point Chg.
                               Quarter   Quarter   Quarter   Quarter    Quarter   Months    Months    2nd Quarter    Six Months
                                2003       2003      2003      2004       2004      2004     2003    Better (Worse) Better (Worse)
                              --------------------------------------------------------------------------------------------------

Ratios - GAAP Basis:


Loss and LAE ratio               73.8%     74.1%     86.8%     75.1%      74.5%     74.8%    73.1%           (0.7)        (1.7)
                              --------- --------- --------- ---------  --------- --------- -------- --------------  -----------

Expense ratio:
    Acquisition expenses         17.0%     16.8%     13.7%     17.5%      19.1%     18.3%    16.9%           (2.1)        (1.4)
    Operating expenses  (1)       9.6%      8.9%      8.2%      9.2%      11.2%     10.1%    10.0%           (1.6)        (0.1)
                              --------- --------- --------- ---------  --------- --------- -------- --------------  -----------
    Total expense ratio          26.6%     25.7%     21.9%     26.7%      30.3%     28.4%    26.9%           (3.7)        (1.5)
                              --------- --------- --------- ---------  --------- --------- -------- --------------  -----------

Policyholders' dividend ratio     1.5%      1.5%     -3.1%      1.1%       0.8%      1.0%     1.6%            0.7          0.6
                              --------- --------- --------- ---------  --------- --------- -------- --------------  -----------
Combined ratio                  101.9%    101.3%    105.6%    102.9%     105.6%    104.2%   101.6%           (3.7)        (2.6)
                              ========= ========= ========= =========  ========= ========= ========     ==========  ===========

Net investment income ratio      -6.1%     -5.7%     -4.7%     -6.1%      -7.1%     -6.6%    -6.6%            1.0          0.0
                              --------- --------- --------- ---------  --------- --------- -------- --------------  -----------
Operating ratio                  95.8%     95.6%    100.9%     96.8%      98.5%     97.6%    95.0%           (2.7)        (2.6)
                              ========= ========= ========= =========  ========= ========= ========     ==========  ===========

(1) The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $12.9 million, $12.7 million, $14.5 million, $12.1 million and $13.5 million for the second, third and fourth quarters of 2003 and the first and second quarters of 2004, respectively.







                                                                        PMA Capital Corporation
                                                            Statements of Operations - Run-off Operations (1)
                                                                     (Dollar Amounts in Thousands)

                                       2nd         3rd        4th       1st        2nd        Six       Six    % Change  % Change
                                     Quarter     Quarter    Quarter   Quarter    Quarter    Months    Months     2nd       Six
                                      2003        2003       2003      2004       2004       2004      2003    Quarter    Months
                                    ------------------------------------------------------------------------------------------------

 Gross Premiums Written              $ 228,055  $ 183,350  $ 134,364 $ 11,524  $ (69,726) $ (58,202) $434,284      NM       NM
                                    ========== ========== ========== =========  =========   ======== ========= =======  =========

 Net Premiums Written                $ 171,340  $ 136,381  $ 124,853 $ 23,362  $ (78,864) $ (55,502) $328,215      NM       NM
                                    ========== ========== ========== =========  =========   ======== ========= =======  =========

Revenues:
Net premiums earned                  $ 151,396  $ 151,743  $ 167,697 $ 74,769      $ 285  $  75,054  $309,481  -99.8%   -75.7%
Net investment income                    9,107      8,510      7,984    8,386      6,170     14,556    17,868  -32.2%   -18.5%
Other revenues                               -          -          -        -          -          -     2,500      NM  -100.0%
                                    ----------- --------- ---------- ---------  ---------  --------- ----------------- ----------
    Total revenues                     160,503    160,253    175,681   83,155      6,455     89,610   329,849  -96.0%   -72.8%
                                    ----------- --------- ---------- ---------  ---------   -------- --------- -------  ---------

Losses and Expenses:
Losses and loss adjustment expenses     93,873    230,592    112,830   43,359       (601)    42,758   212,423      NM   -79.9%
Acquisition expenses                    49,391     39,406     40,436   24,203      2,348     26,551    86,029  -95.2%   -69.1%
Operating expenses                       4,167      3,956     10,709    6,647      4,084     10,731     9,778   -2.0%     9.7%
                                    ----------- --------- ---------- --------- ----------  --------- ----------------- ----------
    Total losses and expenses          147,431    273,954    163,975   74,209      5,831     80,040   308,230  -96.0%   -74.0%
                                    ----------- --------- ---------- ---------  ---------   -------- --------- -------  ---------

Pre-tax operating income (loss)       $ 13,072  $(113,701)  $ 11,706  $ 8,946      $ 624    $ 9,570    21,619  -95.2%   -55.7%
                                    =========== ========= ========== =========  =========   ======== ========= =======  =========

(1) In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.
        As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.







                                                                       PMA Capital Corporation
                                                            Statements of Operations - Corporate & Other
                                                                    (Dollar Amounts in Thousands)

                                           2nd           3rd        4th       1st       2nd       Six       Six   % Change  % Change
                                         Quarter       Quarter    Quarter   Quarter   Quarter   Months     Months    2nd        Six
                                          2003          2003       2003      2004      2004      2004      2003    Quarter    Months
                                       ---------------------------------------------------------------------------------------------

 Gross Premiums Written                     $ (124)    $ (228)    $ (180)    $ (150)    $ (225)   $ (375)  $ (380)   -81.5%    1.3%
                                       ============  =========  =========  ========= ===========  =======    ====== ======== =======

 Net Premiums Written                       $ (124)    $ (228)    $ (180)    $ (150)    $ (225)   $ (375)  $ (380)   -81.5%    1.3%
                                       ============  =========  =========  ========= ===========  =======    ====== ======== =======

Revenues:
Net premiums earned                         $ (124)    $ (228)    $ (180)    $ (150)    $ (225)   $ (375)  $ (380)   -81.5%    1.3%
Net investment income                          470        523         48        344        273       617    1,083    -41.9%  -43.0%
Other revenues                                 189         69         59          3        291       294      258     54.0%   14.0%
                                       ------------  ---------  ---------  --------- ---------- --------- -------- -------- --------
    Total revenues                             535        364        (73)       197        339       536      961    -36.6%  -44.2%
                                       ------------  ---------  ---------  --------- ---------- --------- -------- -------- --------

Losses and Expenses:
Operating expenses                           3,842      3,639      3,264      2,570      2,885     5,455    7,153    -24.9%  -23.7%
                                       ------------  ---------  ---------  --------- ---------- --------- -------- -------- --------
    Total losses and expenses                3,842      3,639      3,264      2,570      2,885     5,455    7,153    -24.9%  -23.7%
                                       ------------  ---------  ---------  --------- ---------- --------- -------- -------- --------

Operating loss before income
    taxes and interest expense              (3,307)    (3,275)    (3,337)    (2,373)    (2,546)   (4,919)  (6,192)    23.0%   20.6%

Interest expense                             2,225      2,953      2,951      2,939      2,960     5,899    3,983     33.0%   48.1%
                                       ------------  ---------  ---------  --------- ---------- --------- -------- -------- --------

Pre-tax operating loss                    $ (5,532)  $ (6,228)  $ (6,288)  $ (5,312)  $ (5,506) $(10,818) (10,175)     0.5%   -6.3%
                                       ============  =========  =========  ========= ===========  ======= ======== ======== =======




                                                              PMA Capital Corporation
                                                        Operating Cash Flows - Consolidated
                                                                   (In Thousands)

                                             2nd          3rd          4th          1st           2nd          Six          Six
                                           Quarter      Quarter      Quarter      Quarter       Quarter       Months       Months
                                            2003         2003         2003         2004          2004         2004          2003
                                        -------------------------------------------------------------------------------------------

Receipts:
Premiums and other revenues collected     $ 393,639    $ 319,594    $ 243,436    $ 186,561     $ 103,266    $ 289,827    $ 667,860
Investment income received                   27,434       20,079       27,690       22,141        26,520       48,661       47,542
                                        ------------ ------------ ------------ ------------ ------------- ------------ ------------
     Total receipts                         421,073      339,673      271,126      208,702       129,786      338,488      715,402
                                        ------------ ------------ ------------ ------------ ------------- ------------ ------------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year      35,305       83,436       60,322        6,491        37,839       44,330       42,092
     Losses and LAE paid - prior years      183,345      139,352      124,280      217,746       272,164      489,910      394,237
                                        ------------ ------------ ------------ ------------ ------------- ------------ ------------
Total losses and LAE paid                   218,650      222,788      184,602      224,237       310,003      534,240      436,329
Insurance operating expenses paid           100,177       64,223       68,280       73,845        54,695      128,540      179,134
Policyholders' dividends paid                 1,439        2,880          773        1,573           873        2,446        3,066
Interest on corporate debt                      502        3,582        1,798        3,686         1,856        5,542        2,986
                                        ------------ ------------ ------------ ------------ ------------- ------------ ------------
     Total disbursements                    320,768      293,473      255,453      303,341       367,427      670,768      621,515
                                        ------------ ------------ ------------ ------------ ------------- ------------ ------------

     Net other                                3,373       (6,092)         947       (7,511)      (22,894)     (30,405)        (985)
                                        ------------ ------------ ------------ ------------ ------------- ------------ ------------

Net operating cash flows                  $ 103,678     $ 40,108     $ 16,620   $ (102,150)   $ (260,535)  $ (362,685)    $ 92,902
                                        ============ ============ ============ ============ ============= ============ ============





                                                            PMA Capital Corporation
                                                   Operating Cash Flows - PMA Insurance Group
                                                                 (In Thousands)

                                               2nd          3rd          4th           1st          2nd         Six         Six
                                             Quarter      Quarter      Quarter       Quarter      Quarter      Months      Months
                                              2003          2003         2003          2004         2004        2004        2003
                                         ------------------------------------------------------------------------------------------

Receipts:
Premiums and other revenues collected       $ 138,915    $ 150,684    $ 147,111     $ 128,216    $ 123,944   $ 252,160   $ 259,504
Investment income received                      9,772        9,523        9,433        10,246        9,869      20,115      19,112
                                         ------------- ------------ ------------ ------------- ------------ ----------- -----------
     Total receipts                           148,687      160,207      156,544       138,462      133,813     272,275     278,616
                                         ------------- ------------ ------------ ------------- ------------ ----------- -----------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year        24,316       37,387       35,923         6,157       19,158      25,315      29,542
     Losses and LAE paid - prior years         60,049       57,474       56,739        75,447       63,116     138,563     143,318
                                         ------------- ------------ ------------ ------------- ------------ ----------- -----------
Losses and LAE                                 84,365       94,861       92,662        81,604       82,274     163,878     172,860
Insurance operating expenses paid              37,214       22,578       35,721        52,645       38,931      91,576      74,426
Policyholders' dividends paid                   1,439        2,880          773         1,573          873       2,446       3,066
                                         ------------- ------------ ------------ ------------- ------------ ----------- -----------
     Total disbursements                      123,018      120,319      129,156       135,822      122,078     257,900     250,352
                                         ------------- ------------ ------------ ------------- ------------ ----------- -----------

     Net other                                 (1,795)      (8,839)      (7,150)       (8,306)      (8,535)    (16,841)     (6,847)
                                         ------------- ------------ ------------ ------------- ------------ ----------- -----------

Net operating cash flows                     $ 23,874     $ 31,049     $ 20,238      $ (5,666)     $ 3,200    $ (2,466)   $ 21,417
                                         ============= ============ ============ ============= ============ =========== ===========



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

                                                                  PMA Capital Corporation
                                                         Operating Cash Flows - Run-off Operations (1)
                                                                       (In Thousands)

                                           2nd           3rd           4th          1st         2nd          Six             Six
                                         Quarter       Quarter       Quarter      Quarter     Quarter       Months          Months
                                          2003          2003          2003         2004        2004         2004            2003
                                      ---------------------------------------------------------------------------------------------

Receipts:
Premiums collected                      $ 254,724    $ 168,910      $ 96,325     $ 58,345   $ (20,678)    $ 37,667       $ 408,356
Investment income received                 17,662       10,556        18,257       11,895      16,651       28,546          28,430
                                      ------------ ------------  ------------ ------------ ----------- ------------  --------------
     Total receipts                       272,386      179,466       114,582       70,240      (4,027)      66,213         436,786
                                      ------------ ------------  ------------ ------------ ----------- ------------  --------------

Disbursements:
Losses and LAE paid:
     Losses and LAE
         paid - current year               10,989       46,049        24,399          334      18,681       19,015          12,550
     Losses and LAE
         paid - prior years               123,296       81,878        67,541      142,299     209,048      351,347         250,919
                                      ------------ ------------  ------------ ------------ ----------- ------------  --------------
Total losses and LAE paid                 134,285      127,927        91,940      142,633     227,729      370,362         263,469
Insurance operating expenses paid          62,963       41,645        32,559       21,200      15,764       36,964         104,708
                                      ------------ ------------  ------------ ------------ ----------- ------------  --------------
     Total disbursements                  197,248      169,572       124,499      163,833     243,493      407,326         368,177
                                      ------------ ------------  ------------ ------------ ----------- ------------  --------------

     Net other                              8,552         (778)       12,494        1,860     (13,311)     (11,451)          9,286
                                      ------------ ------------  ------------ ------------ ----------- ------------  --------------

Net operating cash flows                 $ 83,690      $ 9,116       $ 2,577    $ (91,733)  $(260,831)   $(352,564)       $ 77,895
                                      ============ ============  ============ ============ =========== ============  ==============

(1) In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment.
        As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


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


                                                 PMA Capital Corporation
                                                    Statutory Surplus
                                                      (In Thousands)

                                        2nd            3rd            4th            1st             2nd
                                      Quarter        Quarter        Quarter        Quarter         Quarter
                                       2003           2003           2003           2004             2004 (1)
                                    -----------------------------------------------------------------------


PMA Pool (2)                          $ 304,109      $ 301,684       $ 296,777      $ 296,785      $ 305,074
PMA Capital Insurance Company (3)       581,821 (4)    477,391 (4)     500,617 (4)    517,143 (4)    236,247

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

                                                 PMA Capital Corporation
                                       Statutory Financial Information - PMA Pool (2)
                                                      (In Thousands)


                                        2nd          3rd            4th            1st           2nd          Six           Six
                                      Quarter      Quarter        Quarter        Quarter       Quarter       Months        Months
                                       2003         2003           2003           2004          2004 (1)     2004 (1)       2003
                                    -----------------------------------------------------------------------------------------------

Net Premiums Written:

    Workers Compensation
         & Integrated Disability       $ 91,269    $ 116,397     $ 77,362      $ 106,190       $ 56,764    $ 162,954     $ 238,694
    Other Commercial Lines               25,914       17,424       14,386         11,915          8,275       20,190        54,169
                                    ------------  -----------  ----------- --------------  -------------  -----------  ------------
    Total - PMA Pool                  $ 117,183    $ 133,821     $ 91,748      $ 118,105       $ 65,039    $ 183,144     $ 292,863
                                    ============  ===========  =========== ==============  =============  ===========  ============

Statutory Ratios:
    Loss and LAE ratio                     73.6%        74.4%        87.2%          74.9%          75.2%        75.0%         73.4%
    Underwriting expense ratio             28.5%        24.9%        34.6%          27.1%          39.0%        31.4%         24.3%
    Policyholders' dividend ratio           1.6%         1.7%        -3.4%           1.2%           0.7%         1.0%          1.6%
                                    ------------  -----------  ----------- --------------  -------------  -----------  ------------
    Combined ratio                        103.7%       101.0%       118.4%         103.2%         114.9%       107.4%         99.3%
                                    ============  ===========  =========== ==============  =============  ===========  ============
    Operating ratio                        97.9%        94.9%       113.9%          96.5%         107.4%       100.3%         90.2%
                                    ============  ===========  =========== ==============  =============  ===========  ============

 (1)  Estimated.
 (2)  The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance
      Company and Pennsylvania Manufacturers Indemnity Company.
 (3)  In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital
      Insurance Company.  The reinsurance business is currently in run-off.
 (4)  Includes the statutory surplus of the PMA Pool.


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


                                                  PMA Capital Corporation
                                          Industry Ratings and Market Information

Transfer Agent and Registrar:                                  Securities Listing:
Certificate Transfers and Conversions:                         The Corporation's Class A Common Stock is listed
The Bank of New York                                           on the NASDAQ Stock Market(R).  It trades under
Receive and Deliver Department - 11 W                          the stock symbol: PMACA.
P.O. Box 11002
Church Street Station                                          Inquiries:
New York, NY 10286                                             William E. Hitselberger
                                                               Chief Financial Officer
Written Inquiries:                                             215.665.5070
The Bank of New York                                           e-mail: bhitselberger@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258                                                 Investor Relations
Church Street Station                                          215.665.5046
New York, NY 10286                                             investorrelations@pmacapital.com

Phone Inquiries:                                               Company Website:
800.524.4458                                                   http://www.pmacapital.com

Email Inquiries:
shareowner-svcs@bankofny.com

----------------------------------------------------------------------------------------------------------------------------

Financial Strength Ratings (as of 7/28/2004):

                                                             A.M. Best             Moody's
                                                         ------------------  --------------------
PMA Pool 1                                               B++  (5th of 16)    Ba1  (11th of 21)
PMA Capital Insurance Company 2                          B++  (5th of 16)    B1  (14th of 21)

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
   Insurance Company and Pennsylvania Manufacturers Indemnity Company.
2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA
  Capital Insurance Company.  The reinsurance business is currently in run-off.



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